anixa BIOSCIENCES

NASDAQ:ANIX

March 20, 2025

Shareholder Meeting Presentation

Dr. Amit Kumar

Chairman and CEO

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

anixa

Anixa Snapshot

Clinical-stage company developing first-in-class products to treat & prevent cancer

Robust Pipeline

Strong Clinical Data

Key Partnerships

Significant TAM Opportunity

Strong Balance Sheet

Clean Capital Table

Strong Consistent Insider Buying

Capital Efficient Business Model

Capital Efficient Business Model

NASDAQ:ANIX

$17M Cash and short-term investments as of January 31, 2025

~$5-7M Approximate annual cash burn since 2017

32M Common shares outstanding as of January 31, 2025

No debt

No warrants, no preferred stock

- **Develop programs with partners**
  - ✓ **Leverage existing infrastructure of partner**
  - ✓ **Maintain low overhead and cash burn**
  - ✓ **Allows for multiple orthogonal projects**
- **Out-license or sell programs to pharma for late-stage clinical development and commercialization**

Total Burn Last Year was $7 Million

Clinical Programs & Development Partnerships

THERAPEUTIC AREA	MECHANISM OF ACTION	INDICATION	GEOGRAPHIC RIGHTS	STAGE	UPCOMING MILESTONES	PARTNERS
Oncology	**CAR-T Therapeutic**	Ovarian Cancer / Other Solid Tumors	Global	Phase 1	Periodic data releases (enrollment based)	MOFFITT CANCER CENTER; THE WISTAR INSTITUTE
Oncology	**Vaccine Therapeutic**	Breast Cancer	Global	Phase 1	Additional Phase 1a,b,c data releases	Cleveland Clinic; Department of Defense
Oncology	Vaccine	Ovarian Cancer	Global	Pre-clinical	Initiate IND enabling studies	Cleveland Clinic; NIH NATIONAL CANCER INSTITUTE
Oncology	Vaccine	Lung, Colon, Prostate	Global	R&D	Pre-clinical Data	Cleveland Clinic

CAR-T Program

Ovarian Cancer Therapy



CAR-T Procedure- Chimeric Antigen Receptor T cell



1 Leukapheresis
5 Modified T-cell infusion
4 Chemotherapy
Antibody-coated beads
Bead removal
2 T-cell activation/ transduction
3 Modified T-cell expansion

CAR-T Technology

Background & opportunity

Chimeric Antigen Receptor T cell

CAR- T has made great inroads in B-Cell cancers

- Durable responses (50-80% of patients)
- Multi-billion-dollar valuations and big pharma deals
  - Novartis - First approved product by FDA
    - Kymriah for Acute Lymphoblastic Leukemia (ALL)
    - Second approval for Diffuse large B-cell Lymphoma (DLBCL)
  - KITE - $12BB acquisition by GILD
  - JUNO - $9BB acquisition by CELG

Our Opportunity

- CAR-T has not worked clinically in solid tumors

Our Unique Approach

- Anixa's novel tech has three unique attributes:
- Unique target antigen that is primarily found on ovaries in women
- Anti-angiogenesis effect of our T cells
- Intraperitoneal delivery

Anixa's Unique & Targeted CER-T Approach for Solid Tumors

Exclusive worldwide license from The Wistar Institute

Anixa's CAR-T Program for Ovarian Cancer

Follicle Stimulating Hormone Receptor ("FSHR")-mediated CAR-T Technology



Chimeric Endocrine Receptor T cell

T cell engineered with FSH to recognize and kill cells with **FSHR protein** on surface

FSH

FSHR Protein (antigen) found only on ovarian cells

Ovarian Cell

Other CAR-T Programs

Novartis, JUNO, KITE and others working on B-Cell cancers



T cell engineered to recognize and kill cells with **CD-19 protein** on surface

scFv-antibody fragment engineered into T cell

CD19 protein (antigen)

Cancerous B-cell

FSHR ONLY Expressed in Ovaries, Testes and Tumor Blood Vessels

In Healthy Humans



Relative FSHR mRNA Expression
0.0025
0.002
0.0015
0.001
0.0005
0
Only in Fetal Thymus
Adrenal Gland
Brain Cerebellum
Brian Whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid Gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Expression of Follicle-Stimulating Hormone Receptor in Tumor Blood Vessels

Aurelian Radu, Ph.D., Christophe Pichon, Ph.D., Philippe Camparo, M.D., Martine Antoine, M.D., Yves Allory, M.D., Anne Couvelard, M.D., Gaëlle Fromont, M.D., Mai Thu Vu Hai, Ph.D., and Nicolae Ghinea, Ph.D.

ABSTRACT

BACKGROUND

In adult humans, the follicle-stimulating hormone (FSH) receptor is expressed only in the granulosa cells of the ovary and the Sertoli cells of the testis. It is minimally expressed by the endothelial cells of gonadal blood vessels.

METHODS

We used immunohistochemical and immunoblotting techniques involving four separate FSH-receptor-specific monoclonal antibodies that recognize different FSH receptor epitopes and in situ hybridization to detect FSH receptor in tissue samples from patients with a wide range of tumors. Immunoelectron microscopy was used to detect FSH receptor in mouse tumors.

RESULTS

In all 1336 patients examined, FSH receptor was expressed by endothelial cells in tumors of all grades, including early T1 tumors. The tumors were located in the prostate, breast, colon, pancreas, urinary bladder, kidney, lung, liver, stomach, testis, and ovary. In specimens obtained during surgery performed to remove tumors, the FSH receptor was not expressed in the normal tissues located more than 10 mm from the tumors. The tumor lymphatic vessels did not express FSH receptor. The endothelial cells that expressed FSH receptor were located at the periphery of the tumors in a layer that was approximately 10 mm thick; this layer extended both into and outside of the tumor. Immunoelectron microscopy in mice with xenograft tumors, after perfusion with anti–FSH-receptor antibodies coupled to colloidal gold, showed that the FSH receptor is exposed on the luminal endothelial surface and can bind and internalize circulating ligands.

CONCLUSIONS

FSH receptor is selectively expressed on the surface of the blood vessels of a wide range of tumors. (Funded by INSERM.)

From Mount Sinai School of Medicine, New York (A.R.); and INSERM Unité 755, Villejuif (C.P.), Val-de-Grâce Hospital, Paris (P.C.), Tenon Hospital, Paris (M.A.), INSERM Unité 955-Eq 07, Université Paris-Est, Créteil (Y.A., M.T.V.H., N.G.), Beaujon Hospital, Clichy (A.C.), and Centre Hospitalier Universitaire de Poitiers, Poitiers (G.F.) — all in France. Address reprint requests to Dr. Ghinea at INSERM Unité 955-Eq 07, 8 rue du Général Sarrail, Université Paris-Est, Créteil, France, or at nicolae.ghinea@inserm.fr.

N Engl J Med 2010;363:1621-30.

anixa

Our FSHR-Mediated CAR-T Technology- Dual Mechanism of Action

Angiogenesis
Tumors induce rapid blood vessel growth to nourish themselves



These blood vessels are positive for **FSHR**

Formation of new tumor vasculature

Tumors expressing FSHR on vasculature:
Lung, Breast, Prostate, Colon, Head & Neck, Pancreatic, Liver, Renal, Ovarian and others

- Many tumors have blood vessels where FSHR is expressed even though healthy tissue does not show such expression
- Anti-angiogenesis drugs are a multi-billion-dollar class of drugs, with Avastin the leader with 2021 sales of $3 billion
- Enables Dual Mechanism of Action

Our FSHR targeted CAR-T may destroy tumor vasculature and starve or shrink the tumor, disrupting FSH from both the inside and outside

Combination therapy utilizes dual mechanisms of action with a single agent and minimal side effects

anixa

Intraperitoneal Delivery (IP) Is Another Key Advantage

- Most, if not all, ovarian cancer lesions remain within the peritoneal cavity and ascites
- By delivering through an IP catheter, the engineered T cells will largely remain in the peritoneal cavity
- Very few, if any, engineered T cells escape into blood stream
  - Minimizes side effects like CRS
  - Better trafficking to tumor lesions
  - May enable us to go to much higher concentrations than available with IV administration

We will also test IV delivery, but to date all patients have been treated via IP delivery



Side view
Liver
Peritoneum
Omentum
Spine
Bowel
Ovary
Uterus (womb)
Bladder
Rectum
Vagina
Direct delivery
into peritoneum

anixa

Dose-escalation first-in-human clinical trial in recurrent/chemoresistant ovarian Cancer

- PI: R. Wenham, MD
- I.P. vs. I.V.→ Comparative safety and effectiveness

Table 1. Dose-escalation scheme.

Cohort	Dose Level	Cyclophosphamide dose	FSHCER T-cell Dose	Number of Patients
1	1	None	1×10^5 cells/kg	3-6 patients
2	2	None	3×10^5 cells/kg	3-6 patients
3	3	None	1×10^6 cells/kg	3-6 patients
4	4	None	3×10^6 cells/kg	3-6 patients
6	5	None	1×10^7 cells/kg	3-6 patients
5	3	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^6 cells/kg	3-6 patients
5b	4	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	3×10^6 cells/kg	3-6 patients
5c	5	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^7 cells/kg	3-6 patients

Current dosage ← (cohort 4)

anixa

Clinical Results to Date

1. **Dosage (9 patients as of March 2025)**
    1. First three dosage cohorts complete
2. **Excellent safety profile to date**
3. **One patient alive over 22 months from treatment**

In clinical trial, we are treating terminally ill patients, who have failed 2-6 approved therapies

CANCER VACCINES



Key Aspects of Vaccines

- **An effective vaccine teaches the immune system to target and destroy "something bad"**
  - Pathogen
  - Cells invaded or modified by pathogen
  - Cancer Cell

- **Sometimes its relatively easy to teach the immune system to identify "something bad" but sometimes, its very difficult, for example cancer cells**
  - Pathogens come from outside the body, so they appear to the immune system as very different from human cells.
  - Cancer cells are healthy human cells that have transformed. While different from healthy cells, they may not be very different.

- **Vaccines induce "memory" in the immune system**

- **Once a vaccine has effectively activated a patient's immune system, that immune system operates on its own and in general cannot be shut down**

anixa

Two Broad Types to Cancer Vaccines

- **Vaccine Definition:** Vaccines do not attack the cancer directly like chemotherapeutic agents. They try to teach the patient's immune system to destroy the cancer. There are two categories of vaccines for cancer

  - **Therapeutic Vaccines-** These vaccines treat cancers that are already established in a patient.
    - These vaccines can be used in the neo-adjuvant setting (before surgery) or the adjuvant setting (after surgery)
    - Unfortunately, no vaccines (except one very complex and poorly effective vaccine, Provenge) have been approved in this category

  - **Prophylactic Vaccines-** These are designed to prevent onset of cancer or prevent recurrence
    - These are like the many vaccines we use for infectious diseases (polio, small-pox, measles, etc.)
    - Unfortunately, no vaccines have been approved in this category

Preventative Cancer Vaccines Have Failed

…except for cancers driven by infectious agents.

Human Papillomavirus (HPV)



Human papillomavirus (HPV) is a common sexually transmitted virus that can cause genital warts and several types of cancer, including cervical, vaginal, vulvar, anal, penile, and oropharyngeal (throat) cancer.

Hepatitis B Virus (HBV)



Hepatitis B is caused by the hepatitis B virus (HBV). Hepatitis B is a viral infection that attacks the liver and can cause severe liver damage, liver cancer, and death. It spreads through contact with infected blood, unprotected sex, and from mother to baby during childbirth.

While these vaccines are generally called Cancer vaccines, from a molecular standpoint, they are really vaccines against infections.

anixa

Past Vaccine Development Strategy

- **The primary vaccine strategy for cancer has emerged from successful strategies to develop therapeutics**
- **Precision therapeutics target overexpressed proteins**



Normal Cell
HER2 receptor
Nucleus
HER2 gene
HER2+ Cell
HER2 receptor
Nucleus
HER2 gene

A type of breast cancer

- Herceptin/Trastuzumab is an antibody that binds to HER2+ cells
- But it also binds to healthy breast cells and cells on other organs
- This additional binding causes side effects
- If a patient experiences intolerable side effects, then the physician can stop the therapy

- **Previous and current vaccine strategies have tried to teach the immune system to destroy cells that overexpress these proteins**
- **We believe this is an ineffective approach and our strategy is very different**

anixa

Why Have Preventative Cancer Vaccines Failed?

Cancer vaccines typically target proteins overexpressed on tumors.


Normal Cell
HER2 receptor
Nucleus
HER2 gene
HER2+ Cell
HER2 receptor
Nucleus
HER2 gene

Mechanisms exist to limit immune response against self-proteins.

- Proteins overexpressed on cancer cells (Self-Proteins) are also ubiquitously expressed on many healthy tissues
  - —*Examples : Her-2 Neu, Mesothelin, Muc-1*
- It is challenging to overcome Thymic Deletion and other mechanisms, many yet to be discovered
- These mechanisms exist to prevent autoimmune disorders

Autoimmune disorders are created by vaccination.

- With powerful adjuvants, we can create suitable immune responses against self-proteins
- If we create immune response against over-expressed self protein, we also create autoimmune disorders against healthy tissues and organs
  - —*OK for therapeutics because we can withdraw drug if side-effects are intolerable*
  - —*Not Ok for prophylactic vaccines because once you induce the immune system, we can't pull back. Vaccination may create underlying autoimmune attack against multiple organ systems for the rest of patient's life*
  - —*May be Ok for therapeutic vaccines because target is raging tumor that may cause death*

What About Mutated Proteins—Neo-antigens?

Mechanisms exist to limit immune response against self-proteins.

- May be Ok for therapeutic purposes
- Typically requires co-administration with other immunotherapeutic agents and/or cytokines
- Typically requires sequencing of individual tumors and determination of personalized vaccine, based on which mutations are suitable neoantigens

Therefore, this type of vaccine antigen is not appropriate for broad based, off the shelf, prophylaxis.



anixa

RETIRED TISSUE-SPECIFIC PROTEINS HYPOTHESIS

A New Paradigm for Prophylactic Cancer Vaccines



Retired Tissue-Specific Proteins for Prophylactic and Therapeutic Cancer Vaccines

The Right Antigen is Critical

Retired tissue-specific protein definition:

- Protein that is uniquely expressed, in a particular tissue, at certain times in life for a particular function
- After function is no longer necessary, that protein is no longer expressed
- The protein is again expressed in emerging cancer cells

Why is this a good antigen for prophylactic vaccines?

- Vaccination is performed at an age after which that function is no longer needed, and the protein does not exist anywhere at the time of vaccination
- Protein is expressed only on cancer cells and no healthy cells and tissue
- Therefore, we can induce an immune response against the antigen tied to cancer but no autoimmune response against healthy tissue is induced

Vaccine Program

Breast Cancer



Breast Cancer Vaccine: Retired Tissue-Specific Protein

Exclusive worldwide license from Cleveland Clinic

Retired Tissue-Specific Protein

Expressed at periods of life, but no longer expressed as we age



α-Lactalbumin
Lactose Synthase
Gal-T1
Galactose
Glucose
Lactose

α-LACTALBUMIN

- Expressed ***only*** in the breast and ***only*** during lactation
- Expressed in tumor cells, especially Triple Negative Breast Cancer **("TNBC")**
- Our vaccine targets this retired protein
  - Once vaccinated, the patient's immune system is ready to destroy cells expressing the protein as they arise, disallowing cancer to gain critical mass

TNBC Overview

- Most aggressive form of breast cancer
- Prevalent cancer in patients with breast cancer gene ("BRCA") mutations

anixa

Immune system will only attack cancer cells if vaccinated by our vaccine


Vaccinated patient's Immune system
Will kill two types of cells
Cancer
Cells Enabling Lactation

- If patient is not lactating, the immune system will only target the pathogenic cancer cells and nothing else in the body.
- There will be no autoimmune response

Proof of Concept* -Published in 2012


LITTER
Vaccinated mouse

- After vaccination, mice were mated and allowed to have a litter.
- The pups were perfectly normal at birth.
- **Mothers were unable to produce milk.**

This proves that vaccination targeting a-lactalbumin enables the immune system to destroy all cells producing that protein.

*SOURCE: AMERICAN J. OF PATHOLOGY, **181**, SEPTEMBER 2012, 775-783.

Pre-Clinical Studies: Vaccination Prevents Breast Cancer

Well-Tolerated



Vaccinated mice did not exhibit autoimmune damage, while single T-cell infiltrates were seen in non-lactating breast tissue (arrows)

Data published: Cancers, 2016, 8, 56.

Robust Pre-Clinical Response



MMTV-neu Mice
Tumor Size (mm²)
100
80
60
40
20
0
Vaccinated
Controls
100% of α-LACTALBUMIN vaccinated mice did not develop breast cancer
80% of un-vaccinated mice developed breast cancer

Phase 1 Trial

Conducted by Cleveland Clinic, funded by U.S. Department of Defense (DOD)

An open-label Phase 1 dose-escalation trial

Design	Phase 1a (in progress)	Phase 1b (in progress)	Phase 1c (in progress)
Participants will receive three vaccinations, each two weeks apart, and will be closely monitored for side effects and immune response	▪ 24-36 Patients who have been treated for TNBC ▪ Safety will be monitored ▪ Immune Response will be monitored ▪ Maximum Tolerated Dose ("MTD") determined	▪ Healthy women w/mutations ▪ Chosen to undergo prophylactic mastectomy ▪ Vaccinate before surgery and evaluate immune response and resected tissue ▪ **Unique opportunity to garner supplemental data after studying breast tissue to determine if T cells are surveilling the tissue without any visible cancer tumors**	▪ **Additional cohort combining vaccine with Keytruda** ▪ Patients treated for TNBC ▪ Combine Keytruda w/ vaccine to evaluate if there is synergy

Cleveland Clinic

DOD

Positive Clinical Results

- **26 patients dosed through November 2024**
  - TNBC patients who have undergone standard of care, but are at risk of recurrence (40-80% recur in 5 years)— cohort 1
  - Genetic risk patients choosing prophylactic mastectomies— cohort 2
  - Patients with residual disease taking Keytruda— cohort 3

- MTD reached
- No safety concerns
- Immune responses observed at all dose levels
- 70% had protocol specified immune response
- Intensity of other responses varied

- **Key Findings Presented on November 8 at Society of Immunotherapy of Cancer (SITC)**
  - **Keytruda Plus Vaccine exhibited no additional adverse side effects**
  - **Patients exhibited an antigen-specific immune response**

First 26 Patients


IFNγ ELISPOT Frequencies
IL-17 ELISPOT Frequencies
ELISA Antibody Response
Day 0
Day 14
Day 28
Day 56
SFU per 400,000 Cells
Optical Density @ 450 nm
Dose Level
Zymosan
Lactalbumin
DL1
10 µg
10 µg
DL1b
10 µg
50 µg
DL2
10 µg
100 µg
DL3
10 µg
500 µg
DL2
100 µg
100 µg
DL1
10 µg
10 µg

Additional Thoughts Regarding Retired Proteins

- **How do we know if alpha-lac is not expressed somewhere in a vaccinated woman's body at some other stage in life, thus causing autoimmunity?**
  - We don't know for sure, although we don't think so based on the function of the protein
  - There is no practical way of determining this (can't take and test multiple tissue samples from women at different stages in life)
  - We do know there is no noticeable autoimmunity at the time of vaccination in women of different ages, or else we would see side effects post-vaccination. Will continue to evaluate in larger populations

- **In addition, these retired proteins might also be suitable for therapeutic targeting**
  - Monoclonal Abs
  - ADCs
  - CAR-T

Phase 2 Breast Cancer Vaccine Trial

Near Term- Therapeutic Approach

Phase 2 trial in neo-adjuvant setting – before surgery

- Faster evaluation of efficacy
- Multiple types of Breast Cancer
- Faster data, enabling earlier alliance with big Pharma

Two Arms

- Standard of Care + Vaccine
- Standard of Care only (chemotherapy and/or immunotherapy, such as Keytruda)

Breast Cancer Vaccine Development Plan and Market Opportunity

Clinical Trials and Launches will occur in stages

- **Neo-Adjuvant Therapeutic treatment**
- **Adjuvant-therapeutic treatment**
- **Recurrence Prevention**
- **Prophylactic Vaccination-**
  - **Cancer free individuals for primary prevention**

Market Opportunity
- 2023- $38.35 billion[1]
- 2030- $89.67 billion, projected CAGR of 12.9%[1]

Market Opportunity
- Over 3.8 MM breast cancer survivors in the U.S.[2]
  - Tens of millions outside of U.S.
- Millions harbor mutations creating high risk
- More than 80 million women are currently 40 or older in the U.S.
  - 1.4 billion outside the U.S.
  - Millions more age into this group annually

1) Maximize Market Research
2) National Cancer Institute

Fox News Video



AMERICA REPORTS
SANDRA SMITH ★ JOHN ROBERTS
FOX NEWS channel

Pre-Clinical Pipeline

Ovarian, Lung, Prostate, Colon



Collaboration with Cleveland Clinic and the National Cancer institute

Driven by current promising data form Breast Cancer Vaccine Clinical Trial

Maintain our Lead in Prophylactic Cancer Vaccine Development



Ovarian



Lung



Prostate



Colon

Development of Additional Cancer Vaccines

- Bioinformatic analysis utilizing advanced AI and supercomputing capabilities
- Pre-clinical studies to verify and validate antigen targets
- Animal studies to establish proof of concept
- Clinical Development

Anixa Snapshot

Clinical-stage company developing first-in-class products to treat & prevent cancer

Robust Pipeline

Strong Clinical Data

Key Partnerships

Significant TAM Opportunity

Strong Balance Sheet

Clean Capital Table

Strong Consistent Insider Buying

Capital Efficient Business Model

Thank you

CONTACT INFORMATION:

Amit Kumar, Ph.D.
Chairman & CEO
ak@anixa.com

Mike Catelani
President, COO & CFO
mcatelani@anixa.com

NASDAQ:ANIX